                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4
            GROWTH OF A $10,000 INVESTMENT       6

                     PORTFOLIO AT A GLANCE
             TWELVE-MONTH DIVIDEND HISTORY       7
                          ASSET ALLOCATION       7
                       COUPON DISTRIBUTION       7
          Q&A WITH YOUR PORTFOLIO MANAGERS       8
                         GLOSSARY OF TERMS      11

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      12
                      FINANCIAL STATEMENTS      16
             NOTES TO FINANCIAL STATEMENTS      22
            REPORT OF INDEPENDENT AUDITORS      32
     FUND OFFICERS AND IMPORTANT ADDRESSES      33

This report must be preceded or accompanied by a prospectus for the fund being offered.

Our generations
of money-
management
experience
may help you
pursue life's
true wealth.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
January 19, 2001

Dear Shareholder,

The year 2000 was an especially volatile one for the stock market. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your fund during that span. The report will also show you how your investment has performed over time. Helpful charts summarize the fund's largest investments, and you can examine the complete portfolio to see all of your fund's holdings as of the end of your fund's reporting period.

At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH, WHICH SPED TOWARD NEAR-RECORD HIGHS IN 1999, SLOWED TO A MORE SUSTAINABLE PACE IN 2000. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, WAS UP A MODEST 2.2 PERCENT FOR THE THIRD QUARTER ON AN ANNUALIZED BASIS--THE LATEST FIGURES AVAILABLE AT THE TIME THIS REPORT WAS PRINTED. BOTH BUSINESS AND CONSUMER DEMAND AND SPENDING ON EXPORTS EASED AS CONCERNS ABOUT THE COOLING ECONOMY MOUNTED--AND, IN DECEMBER, U.S. MANUFACTURING ACTIVITY DROPPED TO ITS LOWEST MONTHLY LEVEL IN NEARLY 10 YEARS. ALL OF THESE FACTORS POINTED TO A SLOWING ECONOMY, ALTHOUGH INDUSTRY ANALYSTS DISAGREE ABOUT WHETHER THIS SUGGESTS A "SOFT LANDING" OR A RECESSION.

CONSUMER SPENDING AND EMPLOYMENT
CONCERNS ABOUT A WEAKENING STOCK MARKET AND COOLING ECONOMY OVERSHADOWED THE HOLIDAY SHOPPING PERIOD AS CONSUMER SPENDING EASED INTO A MORE MODERATE PACE. THESE CONCERNS, COUPLED WITH RISING ENERGY PRICES, HELPED KEEP SPENDING IN CHECK AND INFLATION WORRIES AT BAY.

THE JOBLESS RATE CONTINUED TO HOLD AT HISTORICALLY LOW LEVELS, REMAINING AT 4.0 PERCENT IN DECEMBER FOR THE SECOND CONSECUTIVE MONTH. GROWTH IN OVERALL COMPENSATION COSTS (SUCH AS WAGES AND BENEFITS) CONTINUED TO SLOW, FURTHER RELIEVING INFLATIONARY PRESSURES.

INTEREST RATES AND INFLATION
THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE A MODERATE 3.4 PERCENT FOR THE 12 MONTHS ENDED DECEMBER 31, 2000. AT THE BEGINNING OF THE YEAR, IN AN EFFORT TO WARD OFF INFLATION, THE FEDERAL RESERVE ATTEMPTED TO CURB ECONOMIC GROWTH WITH THREE INTEREST-RATE HIKES. BY THE LATTER HALF OF THE YEAR, THE ECONOMY BEGAN TO SHOW SIGNS THAT THE FED'S EFFORTS HAD ACHIEVED THE DESIRED EFFECTS. WITH INFLATION CONCERNS SUBSIDING, FED POLICYMAKERS GATHERED FOR THEIR DECEMBER MEETING AND OPTED NOT TO CHANGE INTEREST RATES--BUT THEY DID SUGGEST FUTURE RATE
CUTS WERE POSSIBLE. (NOTE: THE FEDERAL RESERVE SURPRISED MANY OBSERVERS ON JANUARY 3, 2001, BY ANNOUNCING AN INTEREST-RATE CUT OF 0.50 PERCENT PRIOR TO ITS SCHEDULED LATE-JANUARY MEETING.)

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1998--September 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 98                                                                           3.80
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 1998--December 31, 2000)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 98                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               1.70
Mar 99                                                                      4.75                               1.80
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of December 31, 2000)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
One-year total return based on
NAV(1)                                   10.24%      9.36%      9.29%
-------------------------------------------------------------------------
One-year total return(2)                  5.03%      5.36%      8.29%
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                 4.62%      4.56%      4.78%
-------------------------------------------------------------------------
Ten-year average annual total
return(2)                                 6.40%        N/A        N/A
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 8.68%      4.66%(3)    4.61%
-------------------------------------------------------------------------
Commencement date                      05/31/84   08/24/92   08/13/93
-------------------------------------------------------------------------
Distribution rate(4)                      5.37%      4.96%      4.97%
-------------------------------------------------------------------------
SEC Yield(5)                              5.76%      5.28%      5.25%
-------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A Shares) or contingent deferred sales charge ("CDSC"). On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for Class A Shares) or contingent deferred sales charge ("CDSC") for Class B and C Shares and Rule 12b-1 fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The Rule 12b-1 fee for Class A Shares is up to .25% and for Class B and Class C Shares is 1%.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See footnote 3 in the Notes to Financial Statements for additional information.

(4) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ended December 31, 2000.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose your money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    U.S. Government securities are backed by the full faith and credit of the U.S. Government, its agencies, or instrumentalities. The government backing applies only to the timely payment of principal and interest, when due, on the government securities in the portfolio. The guarantee does not apply to shares of the fund.

    Market forecasts provided in this report may not necessarily come to pass.

GROWTH OF A $10,000 INVESTMENT

(December 31, 1990--December 31, 2000)

 [INVESTMENT PERFORMANCE GRAPH]

                                                                       MERRILL LYNCH 1-TO 10-YEAR
                                                                          TREASURY INDEX IS AN         LEHMAN BROTHERS MORTGAGE
                                                                         UNMANAGED INDEX MADE UP        INDEX IS AN UNMANAGED,
                                                                          OF FIXED RATE COUPON        TOTAL RETURN INDEX MADE UP
                                                                          BEARING U.S. TREASURY       OF ALL FIXED-RATE SECURITIES
                                                                       SECURITIES WITH A MATURITY      BACKED BY MORTGAGE-BACKED
                                           U.S. GOVERNMENT FUND(1)    RANGE OF ONE TO TEN YEARS.(3)         SECURITES.(2)
                                           -----------------------    -----------------------------   ----------------------------
12/90                                               9525.00                     10000.00                       10000.00
3/91                                                9784.00                     10209.00                       10306.90
6/91                                                9953.00                     10385.00                       10502.70
9/91                                               10515.00                     10875.00                       11077.90
12/91                                              11030.00                     11398.00                       11570.90
3/92                                               10874.00                     11280.00                       11471.40
6/92                                               11319.00                     11713.00                       11931.50
9/92                                               11673.00                     12235.00                       12288.10
12/92                                              11721.00                     12189.00                       12375.30
3/93                                               12164.00                     12650.00                       12741.30
6/93                                               12464.00                     12895.00                       12978.50
9/93                                               12629.00                     13175.00                       13103.40
12/93                                              12654.00                     13186.00                       13221.40
3/94                                               12130.00                     12944.00                       12914.00
6/94                                               11998.00                     12879.00                       12841.40
9/94                                               12014.00                     12974.00                       12953.60
12/94                                              12009.00                     12961.00                       13008.90
3/95                                               12689.00                     13502.00                       13690.20
6/95                                               13417.00                     14139.00                       14403.60
9/95                                               13619.00                     14361.00                       14706.40
12/95                                              14124.00                     14853.00                       15194.00
3/96                                               13971.00                     14741.00                       15126.30
6/96                                               14001.00                     14830.00                       15247.70
9/96                                               14281.00                     15081.00                       15559.70
12/96                                              14703.00                     15431.00                       16007.90
3/97                                               14660.00                     15426.00                       16027.50
6/97                                               15162.00                     15854.00                       16634.30
9/97                                               15567.00                     16261.00                       17121.00
12/97                                              15963.00                     16628.00                       17526.20
3/98                                               16196.00                     16886.00                       17811.40
6/98                                               16444.00                     17194.00                       18177.70
9/98                                               16771.00                     18022.00                       18598.20
12/98                                              16883.00                     18063.00                       18747.10
3/99                                               16974.00                     18001.00                       18930.70
6/99                                               16790.00                     17967.00                       18845.10
9/99                                               16891.00                     18165.00                       19020.20
12/99                                              16864.00                     18162.00                       19094.10
3/00                                               17087.00                     18477.00                       19356.30
6/00                                               17382.00                     18816.00                       19794.20
9/00                                               17910.00                     19282.00                       20434.00
12/00                                              18591.00                     20012.00                       21226.20

This chart compares your fund's performance to that of the Merrill Lynch 1- to 10-Year Treasury Index and the Lehman Brothers Mortgage Index over time.

These indexes are unmanaged broad-based, statistical composites and their returns do not include any commissions or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (4.75% for Class A shares) and an annual 12b-1 fee of up to 0.25 percent. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

Source:
(1) Hypo(R) Provided by Towers Data, Bethesda, MD
(2) Lehman Brothers

(3) Wiesenberger(R), a Thomson Financial Company

                                                 PORTFOLIO AT A GLANCE

TWELVE-MONTH DIVIDEND HISTORY

(for the period ended December 31, 2000)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
1/00                                                                             0.073
2/00                                                                             0.073
3/00                                                                             0.070
4/00                                                                             0.070
5/00                                                                             0.070
6/00                                                                             0.070
7/00                                                                             0.066
8/00                                                                             0.066
9/00                                                                             0.066
10/00                                                                            0.066
11/00                                                                            0.066
12/00                                                                            0.066

The dividend history represents past performance of the fund's Class A shares and is no guarantee of the fund's future dividends.

ASSET ALLOCATION

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                     DECEMBER 31, 2000                  DECEMBER 31, 1999
                                                                     -----------------                  -----------------
FNMA                                                                       60.20                              45.10
GNMA                                                                       20.10                              34.00
FHLMC                                                                      10.90                              11.90
Treasury Securities                                                         5.30                               6.30
REMIC/CMO                                                                   3.50                               1.90
FHLB                                                                        0.00                               0.80

COUPON DISTRIBUTION

(as a percentage of long-term investments--December 31, 2000)
[BAR GRAPH]

                                                                          COUPON DISTRIBUTION
                                                                          -------------------
less than 6.0%                                                                    1.80
6-6.9%                                                                           43.50
7-7.9%                                                                           42.10
8-8.9%                                                                            6.10
9-9.9%                                                                            3.40
10% or more                                                                       3.10

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN U.S.
GOVERNMENT FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE PAST 12 MONTHS. TED V. MUNDY III, PORTFOLIO MANAGER, HAS MANAGED THE FUND SINCE 2000. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2000.

Q   HOW WOULD YOU DESCRIBE THE
    MARKET ENVIRONMENT IN WHICH THE FUND OPERATED, AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A   Treasury securities were the
strongest sector of the fixed-income markets this past year, aided by the government's decision to buy back long-term debt. The buyback involved primarily Treasuries with 20- to 30-year maturities, which created greater demand for long-term Treasury bonds, though it boosted Treasuries in general. By the end of the year, rising Treasury prices had widened the yield spread between Treasuries and corporate bonds to a 10-year high, and the spread relative to high-yield bonds was near an all-time high.

    At the same time, the Federal Reserve Board pushed short-term interest rates higher over the first half of the year, which contributed to an inversion of the Treasury market yield curve (that is, short-term rates were higher than long-term rates). At the peak of the inversion, the yield spread between 2-year notes and 30-year bonds was as high as 0.75 percent. The yield curve inversion eased over the second half of the year, so by year-end the curve shape was little changed from the beginning of the year. Another factor contributing to the strong performance of Treasuries was the growing uneasiness caused by steep declines and increasing volatility in the stock market, as well as a rising rate of defaults in the high-yield and corporate bond markets. This uncertainty triggered a "flight to quality" as investors flocked to the relative safety and stability of the Treasury market.

    The mortgage market, which is made up of securities backed by mortgages issued and/or guaranteed by government agencies, also lagged Treasuries throughout the year. Investors became wary when legislation was introduced in Congress aimed at controlling the ability of these government-sponsored enterprises to expand into new markets and to provide greater oversight of the risk they take in their mortgage portfolios.

    Then, in the second half of the year, declining interest rates increased the likelihood that these FNMA and FHLMC loans would be repaid early as more homeowners refinance their mortgages. This "prepayment risk" weakened support for the mortgage sector.

    For the 12-month period ended December 31, 2000, the fund generated a total return of 10.24 percent (Class A shares at net asset value, including a 12b-1 fee of up to 0.25 percent and excluding a maximum sales charge of 4.75 percent; if the maximum sales charge were included, the return would have been lower). Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. By comparison, the Merrill Lynch One- to Ten-Year Treasury Index generated a total return of 10.54 percent and the Lehman Brothers Mortgage Index posted a total return of 10.55 percent for the same period. The Merrill Lynch One- to Ten-Year Treasury Index is an unmanaged index made up of fixed rate coupon bearing U.S. Treasury securities with a maturity range of one to ten years. The Lehman Brothers Mortgage Index is an unmanaged, total return index made up of all fixed-rate securities backed by mortgage-backed securities. These indices do not reflect any commissions or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT SPECIFIC STRATEGIES DID
    YOU EMPLOY IN MANAGING THE PORTFOLIO?

A   Prior to 2000 and in the early
weeks of the year, we began paring back the portfolio's position in the mortgage sector. Mortgage-backed securities clearly underperformed Treasuries in the earlier stages of the year; moving fewer assets out of mortgages hindered fund performance in the early part of the year.

    During the second half of the year, the mortgage sector's risk/reward trade-off looked favorable, so we ended the year by shifting the fund's assets toward a greater weighting in this sector, which improved the fund's performance over the last half of 2000. Also, some of the mortgages we retained in the portfolio were older, higher-yielding issues, which boost the yield component of the fund.

    We believe that our security and sector selections benefited the fund. The weightings we maintained in various portions of the yield curve throughout the year (that is, by shifting assets among securities with different maturities) were a modest negative as the fund's exposure to long-term Treasuries was lower early in the year. Also, the portfolio duration (a measure of its sensitivity to interest-rate changes) was kept neutral to the fund's benchmarks, a strategy that moderated price declines during the rising interest-rate environment of the first half of 2000 but also limited price gains when rates fell.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MARKET AND THE FUND IN THE MONTHS AHEAD?

A   We are cautiously optimistic as we
move into the new year, so we expect to maintain a neutral stance with regard to the portfolio's duration. While it's likely that the Fed will ease short-term interest rates in the first quarter of 2001, we believe the market has already priced several rate cuts into the market and has gotten ahead of itself in this respect. (Note: On January 3, 2001, the Fed did lower interest rates by 0.50 percent.)

    If the Fed makes a series of rate cuts, the yield curve will probably steepen overall, with long-term rates and short-term rates returning to their normal relationship (that is, long rates higher than short rates). As rates decline, mortgage prepayment risk rises, but with the historically high level of additional yield already available in the mortgage sector, we believe risk/reward is slanted in favor of mortgages.

    We also expect the government's Treasury buybacks to continue, especially at the longer end of the maturity spectrum, which will add price support to longer-term Treasury securities by decreasing their supply.

    We anticipate that the economy's growth rate will slow, based on indicators such as job layoffs, rising unemployment claims, and a decline in spending and consumer confidence. The economy has been quite strong for some time now, so it's not unrealistic to expect a pullback.

    In general, we believe interest rates will move sideways or drift lower, and we expect the stock market to improve as investor pessimism gradually dissipates. When the market resumes a more positive track, we may increase the fund's allocation to the mortgage sector to take advantage of its inherent yield advantage.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

DEFAULT: The failure to make required debt payments on time.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising-rate environments, while funds with longer durations perform better when rates decline.

FLIGHT TO QUALITY: The flow of funds toward safer investments in times of marketplace uncertainty or fear.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1999 and maturing in 2009 is a 10-year bond. Typically, short-term bonds mature in five years or less, intermediate-term bonds mature in five to ten years, and long-term bonds mature after ten years.

MORTGAGE-BACKED SECURITIES: Securities backed by pools of similar mortgages. These securities are generally issued by agencies of the U.S. government, such as Government National Mortgage Association (GNMA, or "Ginnie Mae") and Federal Home Loan Mortgage Corporation (FHLMC, or "Freddie Mac").

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower credit ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

December 31, 2000
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                     COUPON         MATURITY             VALUE
           MORTGAGE BACKED SECURITIES  89.9%
$37,270    Federal Home Loan Mortgage
           Pools.......................... 6.000%   09/01/06 to 04/01/29   $   36,482,091
49,428     Federal Home Loan Mortgage
           Pools.......................... 6.500    07/01/14 to 10/01/29       49,257,273
10,387     Federal Home Loan Mortgage
           Pools.......................... 7.500    04/01/30 to 11/01/30       10,533,292
14,957     Federal Home Loan Mortgage
           Pools.......................... 8.500    01/01/16 to 09/01/19       15,423,424
2,874      Federal Home Loan Mortgage
           Pools.......................... 9.250    11/15/05                    2,953,877
9,475      Federal Home Loan Mortgage
           Pools.......................... 10.000   12/01/08 to 08/01/21        9,924,944
224        Federal Home Loan Mortgage
           Pools.......................... 10.250   11/01/09                      235,117
8,524      Federal Home Loan Mortgage
           Pools.......................... 11.000   12/01/01 to 01/01/21        9,174,087
77         Federal Home Loan Mortgage
           Pools.......................... 11.250   09/01/15                       83,038
24,706     Federal National Mortgage
           Association 15 Year Pools...... 6.500    11/01/13                   24,698,561
25,458     Federal National Mortgage
           Association 15 Year Pools...... 7.000    03/01/15                   25,718,741
240,216    Federal National Mortgage
           Association Pools.............. 6.000    07/01/12 to 09/01/29      234,107,623
256,710    Federal National Mortgage
           Association Pools.............. 6.500    11/01/13 to 07/01/29      253,477,320
29,000     Federal National Mortgage
           Association Pools.............. 6.740    08/25/07                   29,648,440
216,880    Federal National Mortgage
           Association Pools.............. 7.000    03/01/15 to 02/01/30      217,653,440
9,000      Federal National Mortgage
           Association Pools.............. 7.300    05/25/10                    9,753,750
142,345    Federal National Mortgage
           Association Pools.............. 7.500    03/01/15 to 01/19/39      144,580,952

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2000

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                     COUPON         MATURITY             VALUE
$17,366    Federal National Mortgage
           Association Pools.............. 8.000%   12/01/16 to 12/01/22   $   17,803,075
20,653     Federal National Mortgage
           Association Pools.............. 8.500    08/01/14 to 06/01/21       21,303,470
5,453      Federal National Mortgage
           Association Pools.............. 9.000    03/01/08 to 02/01/21        5,641,993
711        Federal National Mortgage
           Association Pools.............. 9.500    05/01/20                      739,668
2,562      Federal National Mortgage
           Association Pools.............. 10.500   06/01/10 to 09/01/19        2,739,296
2,003      Federal National Mortgage
           Association Pools.............. 11.000   12/01/10 to 11/01/19        2,173,649
520        Federal National Mortgage
           Association Pools.............. 11.500   12/01/09 to 01/01/16          566,723
28         Federal National Mortgage
           Association Pools.............. 12.500   03/01/15                       31,521
949        Federal National Mortgage
           Association Pools.............. 13.000   06/01/15                    1,057,556
8,871      Federal National Mortgage
           Association Pools (REMIC)......   *      02/25/23                    5,733,363
17,598     Federal National Mortgage
           Association Pools (REMIC)...... 7.050    05/25/18                   17,519,398
2,673      Federal National Mortgage
           Association Pools (REMIC)...... 11.000   01/25/19                    2,700,679
16,583     Federal National Mortgage
           Association Pools (REMIC)
           (Principal Only)...............   *      02/01/28                   12,743,363
16,862     Government National Mortgage
           Association Pools.............. 6.000    01/15/28 to 04/15/29       16,371,311
68,409     Government National Mortgage
           Association Pools.............. 6.500    04/15/26 to 06/15/29       67,687,657
75,072     Government National Mortgage
           Association Pools.............. 7.000    08/15/22 to 07/15/29       75,428,869
63,100     Government National Mortgage
           Association Pools.............. 7.500    01/15/17 to 01/15/30       64,232,509
26,299     Government National Mortgage
           Association Pools.............. 8.000    08/15/01 to 08/15/29       27,065,994
18,444     Government National Mortgage
           Association Pools.............. 8.500    04/15/06 to 06/15/23       19,142,632
28,949     Government National Mortgage
           Association Pools.............. 9.000    10/15/01 to 08/15/24       30,482,125

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2000

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                     COUPON         MATURITY             VALUE
$16,296    Government National Mortgage
           Association Pools.............. 9.500%   06/15/09 to 11/15/22   $   17,138,111
4,905      Government National Mortgage
           Association Pools.............. 10.500   09/15/10 to 02/15/20        5,261,639
839        Government National Mortgage
           Association Pools.............. 11.000   03/15/10 to 12/15/18          908,098
1,071      Government National Mortgage
           Association Pools.............. 11.500   10/15/10 to 03/15/18        1,172,564
717        Government National Mortgage
           Association Pools.............. 12.000   07/15/11 to 07/15/15          794,847
219        Government National Mortgage
           Association Pools.............. 12.250   09/15/13 to 07/15/15          243,828
886        Government National Mortgage
           Association Pools.............. 12.500   04/15/10 to 08/15/15          993,870
472        Government National Mortgage
           Association Pools.............. 13.000   01/15/11 to 06/15/15          532,633
19,847     Government National Mortgage
           Association Pools (REMIC)...... 7.100    09/16/19                   19,797,975
63         Government National Mortgage
           Association II Pools........... 8.500    05/20/02 to 02/20/17           65,067
2,211      Government National Mortgage
           Association II Pools........... 10.500   01/20/14 to 05/20/19        2,350,373
1,371      Government National Mortgage
           Association II Pools........... 11.000   09/20/13 to 08/20/19        1,471,992
616        Government National Mortgage
           Association II Pools........... 11.500   08/20/13 to 07/20/19          667,172
787        Government National Mortgage
           Association II Pools........... 12.000   08/20/13 to 12/20/15          854,489
398        Government National Mortgage
           Association II Pools........... 12.500   10/20/13 to 09/20/15          436,575
                                                                           --------------

           TOTAL MORTGAGE BACKED SECURITIES  89.9%......................    1,517,560,054
                                                                           --------------

           UNITED STATES GOVERNMENT AGENCY OBLIGATIONS  3.3%
45,000     Federal Home Loan Mortgage
           Pools (a)...................... 7.000    02/15/03                   46,232,100
8,000      Federal National Mortgage
           Association Pools.............. 7.125    01/15/30                    8,963,760
                                                                           --------------

           TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS............       55,195,860
                                                                           --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2000

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                     COUPON         MATURITY             VALUE
           UNITED STATES TREASURY OBLIGATIONS  5.2%
$12,000    United States Treasury Bond.... 5.250%   11/15/28               $   11,505,840
10,000     United States Treasury Bond
           (a)............................ 6.375    08/15/27                   11,098,900
32,000     United States Treasury Bond
           (a)............................ 7.250    08/15/22                   38,582,400
9,000      United States Treasury Bond
           (a)............................ 7.500    11/15/16                   10,865,070
7,500      United States Treasury Bond.... 7.500    11/15/24                    9,362,025
5,000      United States Treasury Bond.... 12.000   08/15/13                    7,069,050
                                                                           --------------

           TOTAL UNITED STATES TREASURY OBLIGATIONS.....................       88,483,285
                                                                           --------------

TOTAL LONG-TERM INVESTMENTS  98.4%
  (Cost $1,640,038,414).................................................    1,661,239,199
SHORT-TERM INVESTMENT  1.3%
  Federal Home Loan Mortgage Discount Note ($21,783,000 par, yielding
    2.85%, 01/02/01 maturity) (Cost $21,779,551)........................       21,779,551
                                                                           --------------

TOTAL INVESTMENTS  99.7%
  (Cost $1,661,817,965).................................................    1,683,018,750
OTHER ASSETS IN EXCESS OF LIABILITIES  0.3%.............................        5,712,095
                                                                           --------------
NET ASSETS  100.0%......................................................   $1,688,730,845
                                                                           ==============

 * Zero coupon bond

(a) Assets segregated as collateral for open forward transactions, futures or borrowings of the Fund.

REMIC--Real Estate Mortgage Investment Conduits

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2000

ASSETS:
Total Investments (Cost $1,661,817,965).....................  $1,683,018,750
Cash........................................................          32,880
Receivables:
  Interest..................................................      11,865,026
  Fund Shares Sold..........................................       1,287,122
  Investments Sold..........................................         737,372
  Forward Commitments.......................................         271,952
  Variation Margin on Futures...............................          24,359
Other.......................................................         455,145
                                                              --------------
    Total Assets............................................   1,697,692,606
                                                              --------------
LIABILITIES:
Payables:
  Income Distributions......................................       3,256,531
  Fund Shares Repurchased...................................       2,980,467
  Distributor and Affiliates................................         848,629
  Investment Advisory Fee...................................         746,513
  Investments Purchased.....................................         340,616
Accrued Expenses............................................         541,281
Trustees' Deferred Compensation and Retirement Plans........         247,724
                                                              --------------
    Total Liabilities.......................................       8,961,761
                                                              --------------
NET ASSETS..................................................  $1,688,730,845
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,989,218,820
Net Unrealized Appreciation.................................      21,127,286
Accumulated Undistributed Net Investment Income.............         845,200
Accumulated Net Realized Loss...............................    (322,460,461)
                                                              --------------
NET ASSETS..................................................  $1,688,730,845
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,582,006,778 and 112,642,396 shares of
    beneficial interest issued and outstanding).............  $        14.04
    Maximum sales charge (4.75%* of offering price).........             .70
                                                              --------------
    Maximum offering price to public........................  $        14.74
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $86,107,277 and 6,142,066 shares of
    beneficial interest issued and outstanding).............  $        14.02
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $20,616,790 and 1,472,134 shares of
    beneficial interest issued and outstanding).............  $        14.00
                                                              ==============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2000

INVESTMENT INCOME:
Interest....................................................  $125,284,654
Fee Income..................................................     2,122,449
                                                              ------------
    Total Income............................................   127,407,103
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     9,238,145
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $3,818,839, $955,123 and $184,970,
  respectively).............................................     4,958,932
Shareholder Services........................................     1,979,856
Custody.....................................................       437,121
Legal.......................................................        91,508
Trustees' Fees and Related Expenses.........................        60,532
Other.......................................................       563,515
                                                              ------------
    Total Operating Expenses................................    17,329,609
    Less Credits Earned on Overnight Cash Balances..........       368,397
                                                              ------------
    Net Operating Expenses..................................    16,961,212
    Interest Expense........................................       804,409
                                                              ------------
NET INVESTMENT INCOME.......................................  $109,641,482
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $(13,251,159)
  Futures...................................................    (1,098,761)
  Forward Commitments.......................................    (3,473,339)
                                                              ------------
Net Realized Loss...........................................   (17,823,259)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (56,870,655)
                                                              ------------
  End of the Period:
    Investments.............................................    21,200,785
    Futures.................................................      (345,451)
    Forward Commitments.....................................       271,952
                                                              ------------
                                                                21,127,286
                                                              ------------
Net Unrealized Appreciation During the Period...............    77,997,941
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $ 60,174,682
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $169,816,164
                                                              ============

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended December 31, 2000 and 1999

                                                     YEAR ENDED           YEAR ENDED
                                                  DECEMBER 31, 2000    DECEMBER 31, 1999
                                                  --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.........................     $  109,641,482       $  139,696,548
Net Realized Loss.............................        (17,823,259)         (39,221,846)
Net Unrealized Appreciation/Depreciation
  During the Period...........................         77,997,941         (104,963,939)
                                                   --------------       --------------
Change in Net Assets from Operations..........        169,816,164           (4,489,237)
                                                   --------------       --------------

Distributions from and in Excess of Net
  Investment Income:
  Class A Shares..............................       (100,803,525)        (130,258,197)
  Class B Shares..............................         (5,162,271)         (12,244,365)
  Class C Shares..............................           (990,245)          (1,145,653)
                                                   --------------       --------------
Total Distributions...........................       (106,956,041)        (143,648,215)
                                                   --------------       --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES..................................         62,860,123         (148,137,452)
                                                   --------------       --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.....................        162,057,922          652,849,316
Net Asset Value of Shares Issued Through
  Dividend Reinvestment.......................         59,750,187           76,741,229
Cost of Shares Repurchased....................       (561,997,405)        (997,199,101)
                                                   --------------       --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS................................       (340,189,296)        (267,608,556)
                                                   --------------       --------------
TOTAL DECREASE IN NET ASSETS..................       (277,329,173)        (415,746,008)
NET ASSETS:
Beginning of the Period.......................      1,966,060,018        2,381,806,026
                                                   --------------       --------------
End of the Period (Including accumulated
  undistributed net investment income of
  $845,200 and $(1,840,241), respectively)....     $1,688,730,845       $1,966,060,018
                                                   ==============       ==============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                  YEAR ENDED DECEMBER 31,
CLASS A SHARES                      ----------------------------------------------------
                                    2000(A)      1999       1998       1997       1996
                                    ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..........................  $  13.52   $  14.46   $  14.62   $  14.46   $  14.95
                                    --------   --------   --------   --------   --------
  Net Investment Income...........       .84        .90        .94       1.04       1.07
  Net Realized and Unrealized
    Gain/Loss.....................       .50       (.92)      (.12)       .15      (0.49)
                                    --------   --------   --------   --------   --------
Total from Investment
  Operations......................      1.34       (.02)       .82       1.19        .58
Less Distributions from and in
  Excess of Net Investment
  Income..........................       .82       0.92        .98       1.03       1.07
                                    --------   --------   --------   --------   --------
NET ASSET VALUE, END OF THE
  PERIOD..........................  $  14.04   $  13.52   $  14.46   $  14.62   $  14.46
                                    ========   ========   ========   ========   ========

Total Return (b)..................    10.24%      -.11%      5.77%      8.57%      4.10%
Net Assets at End of the Period
  (In millions)...................  $1,582.0   $1,817.0   $2,079.6   $2,264.8   $2,560.1
Ratio of Operating Expenses to
  Average Net Assets (c)(d).......      .92%       .91%       .90%       .90%       .90%
Ratio of Interest Expense to
  Average Net Assets..............      .05%       .07%       .04%       .08%       .02%
Ratio of Net Investment Income to
  Average Net Assets (c)..........     6.23%      6.50%      6.45%      7.26%      7.38%
Portfolio Turnover (Excluding
  Dollar Rolls and Forward
  Commitment Transactions)........       44%       112%        82%       104%        64%

(a) Based on average shares outstanding

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 fees of up to .25%.

(c) For the Year ended 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

(d) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .02% for the year ended December 31, 2000.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                       YEAR ENDED DECEMBER 31,
CLASS B SHARES                             -----------------------------------------------
                                           2000(A)     1999      1998      1997      1996
                                           -----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...............................    $13.50     $14.44    $14.61    $14.45    $14.95
                                           ------     ------    ------    ------    ------
  Net Investment Income................       .74        .75       .82       .92       .95
  Net Realized and Unrealized
    Gain/Loss..........................       .50       (.88)     (.13)      .16      (.50)
                                           ------     ------    ------    ------    ------
Total from Investment Operations.......      1.24       (.13)      .69      1.08       .45
  Less Distributions from and in Excess
    of Net Investment Income...........       .72        .81       .86       .92       .95
                                           ------     ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD.....    $14.02     $13.50    $14.44    $14.61    $14.45
                                           ======     ======    ======    ======    ======

Total Return (b).......................     9.36%      -.92%     4.87%     7.71%     3.24%
Net Assets at End of the Period (In
  millions)............................    $ 86.1     $130.4    $284.2    $359.0    $414.8
Ratio of Operating Expenses to Average
  Net Assets (c)(d)....................     1.70%      1.71%     1.72%     1.72%     1.73%
Ratio of Interest Expense to Average
  Net Assets...........................      .05%       .07%      .04%      .08%      .02%
Ratio of Net Investment Income to
  Average Net Assets (c)...............     5.47%      5.73%     5.63%     6.44%     6.55%
Portfolio Turnover (Excluding Dollar
  Rolls and Forward Commitment
  Transactions)........................       44%       112%       82%      104%       64%

(a) Based on average shares outstanding

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include Rule 12b-1 fees of 1%.

(c) For the Year ended 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

(d) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .02% for the year ended December 31, 2000.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                      YEAR ENDED DECEMBER 31,
CLASS C SHARES                            -----------------------------------------------
                                          2000(A)     1999      1998      1997      1996
                                          -----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD................................  $13.50     $14.44    $14.61    $14.45    $14.95
                                          ------     ------    ------    ------    ------
  Net Investment Income.................     .73        .78       .82       .91       .94
  Net Realized and Unrealized
    Gain/Loss...........................     .49       (.91)     (.13)      .17      (.49)
                                          ------     ------    ------    ------    ------
Total from Investment Operations........    1.22       (.13)      .69      1.08       .45
Less Distributions from and in Excess of
  Net Investment Income.................     .72        .81       .86       .92       .95
                                          ------     ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD......  $14.00     $13.50    $14.44    $14.61    $14.45
                                          ======     ======    ======    ======    ======

Total Return (b)........................   9.29%      -.92%     4.87%     7.71%     3.24%
Net Assets at End of the Period (In
  millions).............................  $ 20.6     $ 19.3    $ 18.0    $ 14.2    $ 14.3
Ratio of Operating Expenses to Average
  Net Assets (c)(d).....................   1.68%      1.72%     1.72%     1.72%     1.72%
Ratio of Interest Expense to Average Net
  Assets................................    .05%       .07%      .04%      .08%      .02%
Ratio of Net Investment Income to
  Average Net Assets (c)................   5.46%      5.66%     5.63%     6.41%     6.55%
Portfolio Turnover (Excluding Dollar
  Rolls and Forward Commitment
  Transactions).........................     44%       112%       82%      104%       64%

(a) Based on average shares outstanding

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include Rule 12b-1 fees of 1%.

(c) For the Year ended 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

(d) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .02% for the year ended December 31, 2000.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen U.S. Government Fund (the "Fund") is organized as a series of Van Kampen U.S. Government Trust (the "Trust"), a Delaware business trust and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide a high level of current income, with liquidity and safety of principal. The Fund commenced investment operations on May 31, 1984. The distribution of the Fund's Class B and Class C Shares commenced on August 24, 1992 and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments and forwards are stated at value using market quotations or indications of value obtained from an independent pricing service. If such valuations are not available, then estimates are obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

maintain the value of the underlying security at not less than the repurchase proceeds due to the Fund.

    The Fund trades certain securities under the terms of forward commitments, whereby the settlement for payment and delivery occurs at a specified future date. Forward commitments are privately negotiated transactions between the Fund and dealers. Upon executing a forward commitment and during the period of obligation, the Fund maintains collateral of cash or securities in a segregated account with its custodian in an amount sufficient to relieve the obligation. If the intent of the Fund is to accept delivery of a security traded under a forward purchase commitment, the commitment is recorded as a long-term purchase. For forward purchase commitments for which security settlement is not intended by the Fund, changes in the value of the commitment are recognized by marking the commitment to market on a daily basis. Certain forward commitments are entered into with the intent of recognizing fee income which results from the difference between the price of a forward settlement security versus the current cash settlement price of the same security. Upon the closing of these forward commitments, this income is recognized and is shown as fee income on the Statement of Operations. Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. This potential for loss may be greater than the amount shown on the Statement of Assets and Liabilities for forwards that do not intend to settle. Selling securities on a forward commitment involves different risks and can result in losses more significant that those arising from the purchase of such securities.

    The Fund may also invest in reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities but pays interest to the counter-party based upon a short-term interest rate. The average daily balance of reverse repurchase agreements during the period was approximately $13.9 million with an average interest rate of 5.79%.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Discount is accreted over the expected life of each applicable security. Premiums are not amortized. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    In November, 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does not amortize premiums. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce accumulated undistributed net investment income and increase unrealized appreciation on securities and therefore will not impact total net assets. At this time, the Fund has not completed its analysis of the impact of this accounting change.

    The revised version of the Guide will also require paydown gains and losses on mortgage- and asset-backed securities to be presented as interest income. Currently, paydown gains and losses on mortgage- and asset-backed securities are shown as a component of realized gain/loss. Had the Fund adopted this policy in 2000, interest income would decrease and realized gain/loss would increase by $330,345.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2000, the Fund had an accumulated capital loss carryforward for tax purposes of $322,805,911 which will expire between December 31, 2001 and December 31, 2008. Of this amount, $45,902,032 will expire on December 31, 2001. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of losses recognized for tax purposes on open futures contracts at December 31, 2000.

    At December 31, 2000, for federal income tax purposes the cost of long- and short-term investments is $1,661,817,965, the aggregate gross unrealized appreciation is $35,377,112 and the aggregate gross unrealized depreciation is $14,176,327, resulting in net unrealized appreciation on long- and short-term investments of $21,200,785.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

book and tax basis reporting have been identified and appropriately reclassified. A permanent difference relating to a portion of the capital loss carry forward expiring in the current year totaling $910,777 has been reclassified from accumulated net realized loss to capital.

F. EXPENSE REDUCTIONS During the year ended December 31, 2000, the Fund's custody fee was reduced by $368,397 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE DAILY NET ASSETS                    % PER ANNUM
First $500 million..........................................  .550 of 1%
Next $500 million...........................................  .525 of 1%
Next $2 billion.............................................  .500 of 1%
Next $2 billion.............................................  .475 of 1%
Next $2 billion.............................................  .450 of 1%
Next $2 billion.............................................  .425 of 1%
Over $9 billion.............................................  .400 of 1%

    For the year ended December 31, 2000, the Fund recognized expenses of approximately $49,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each Fund. For the year ended December 31, 2000, the Fund recognized expenses of approximately $143,900 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of other and legal expenses, respectively, in the statement of operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended December 31, 2000, the Fund recognized expenses of approximately $1,432,800. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $188,117 are included in "Other Assets" on the Statement of Assets and Liabilities at December 31, 2000. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At December 31, 2000, capital aggregated $1,828,579,647, $138,471,720 and
$22,167,453 for Classes A, B and C, respectively. For the year ended December 31, 2000, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................    9,536,053    $ 129,362,849
  Class B...............................................    1,617,551       22,073,459
  Class C...............................................      781,697       10,621,614
                                                          -----------    -------------
Total Sales.............................................   11,935,301    $ 162,057,922
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    4,246,731    $  56,319,565
  Class B...............................................      219,014        2,884,388
  Class C...............................................       40,942          546,234
                                                          -----------    -------------
Total Dividend Reinvestment.............................    4,506,687    $  59,750,187
                                                          ===========    =============
Repurchases:
  Class A...............................................  (35,495,557)   $(479,422,570)
  Class B...............................................   (5,352,360)     (72,087,983)
  Class C...............................................     (776,720)     (10,486,852)
                                                          -----------    -------------
Total Repurchases.......................................  (41,624,637)   $(561,997,405)
                                                          ===========    =============

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

    At December 31, 1999, capital aggregated $2,123,172,913, $185,648,374 and
$21,497,606 for Classes A, B and C, respectively. For the year ended December 31, 1999, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   41,019,965    $ 579,248,096
  Class B...............................................    2,312,115       32,424,964
  Class C...............................................    2,895,380       41,176,256
                                                          -----------    -------------
Total Sales.............................................   46,227,460    $ 652,849,316
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    5,012,768    $  69,919,838
  Class B...............................................      444,278        6,205,393
  Class C...............................................       44,258          615,998
                                                          -----------    -------------
Total Dividend Reinvestment.............................    5,501,304    $  76,741,229
                                                          ===========    =============
Repurchases:
  Class A...............................................  (55,503,423)   $(779,758,069)
  Class B...............................................  (12,781,310)    (178,274,905)
  Class C...............................................   (2,757,904)     (39,166,127)
                                                          -----------    -------------
Total Repurchases.......................................  (71,042,637)   $(997,199,101)
                                                          ===========    =============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares are purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares are purchased. For the years ended December 31, 2000 and 1999, 2,277,570 and 8,143,395 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above table as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares are purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the year ended December 31, 2000, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

for Class B and one year of the purchase for Class C as detailed in the following schedule:

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   3.75%               None
Third......................................................   3.50%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth......................................................   1.00%               None
Seventh and Thereafter.....................................    None               None

    For the year ended December 31, 2000, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $75,900 and CDSC on redeemed shares of approximately $396,800. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales on investments, including principal paydowns, excluding forward commitment transactions and short-term investments, were $761,483,052 and $1,129,843,565, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract or forward commitment. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures or forward contract.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures on U.S. Treasury Bonds and Notes and typically closes the contract prior to the delivery date.

    Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts, for the year ended December 31, 2000, were as follows:

                                                                CONTRACTS
Outstanding at December 31, 1999............................        798
Futures Opened..............................................      5,302
Futures Closed..............................................     (5,944)
                                                                 ------
Outstanding at December 31, 2000............................        156
                                                                 ======

    The futures contracts outstanding as of December 31, 2000, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
Long Contracts:
  US Treasury Note 5 Year Futures, March 2001
    (Current Notional Value $103,563 per contract)..........       1         $     633
Short Contracts:
  US Treasury Bond 20 Year Futures, March 2001
    (Current Notional Value $104,625 per contract)..........     155          (346,084)
                                                                 ---         ---------
                                                                 156         $(345,451)
                                                                 ===         =========

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

B. FORWARD COMMITMENTS The Fund trades certain securities under the terms of forward commitments, as described in Note 1. The change in value of these securities is reflected as a component of unrealized appreciation/depreciation on forward commitments.

    The following forward purchase commitments were outstanding as of December 31, 2000:

                                                                            UNREALIZED
PAR AMOUNT                                                     CURRENT     APPRECIATION/
  (000)                       DESCRIPTION                       VALUE      DEPRECIATION
 $14,500      FNMA, 6.00% coupon.........................    $14,305,120     $ 96,253
  15,000      FNMA, 7.50% coupon.........................     15,206,250       37,500
  20,400      FHLMC, 7.50% coupon........................     20,686,824       38,199
  40,000      FHLMC, 8.00% coupon........................     40,950,000      100,000
                                                             -----------     --------
                                                             $91,148,194     $271,952
                                                             ===========     ========

C. CLOSED BUT UNSETTLED FORWARD COMMITMENTS In certain situations, the Fund has entered into offsetting transactions for outstanding forward commitments prior to the settlement of the obligation. In doing so, the Fund realizes a gain or loss on the transaction at the time the forward commitment is closed. Risks may result as a result of the potential inability of counterparties to meet the terms of their contracts. There were no closed but unsettled forward commitments open as of December 31, 2000.

6. MORTGAGE BACKED SECURITIES

A Mortgage Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies--Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC).

    A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBS's. The Fund also invests in REMIC's (Real Estate Mortgage Investment Conduit) which are simply another form of CMO. These MBS pools are divided into classes or tranches with each class having its own characteristics. For instance, a PAC (Planned Amortization Class) is a specific class of mortgages which over its life will generally have the most stable cash flows and the lowest prepayment risk.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

7. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended December 31, 2000, are payments retained by Van Kampen of approximately $956,800.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen U.S. Government Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen U.S. Government Fund (the "Fund"), as of December 31, 2000, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets of the Fund for the year ended December 31, 1999 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated February 11, 2000 expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers or other auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 2000, the results of its operations, changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

SIG

Chicago, Illinois
February 6, 2001

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN U.S. GOVERNMENT FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN * - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS(1)

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

(1) Independent auditors for the Fund perform an annual audit of the Fund's financial statements. The Board of Trustees has engaged Ernst & Young LLP to be the Fund's independent auditors. KPMG LLP has ceased being the Fund's independent auditors effective April 14, 2000. The cessation of the client-auditor relationship between the Fund and KPMG was based solely on a possible future business relationship by KPMG with an affiliate of the Fund's Investment Adviser.

*  "Interested persons" of the Fund, as defined in the 1940 Act, as amended.

(C)  Van Kampen Funds Inc 2001 All rights reserved.